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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 3, 2002



                                   ENRON CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          OREGON                                        1-13159                                            47-0255140
(STATE OR OTHER JURISDICTION                   (COMMISSION FILE NUMBER)                                 (IRS EMPLOYER
OF INCORPORATION)                                                                                 IDENTIFICATION NO.)


          ENRON BUILDING
         1400 SMITH STREET
           HOUSTON, TEXAS                                                                                      77002
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                                                   (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (713) 853-6161




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

On May 3, 2002, the Company presented to its Unsecured Creditors' Committee a process through which it could move its core energy assets out from under its Chapter 11 bankruptcy case to form a new energy infrastructure business focused on the transportation, distribution, generation and production of natural gas and electricity primarily in North, Central and South America. The press release issued by the Company, a summary business description for the new business, and information regarding selected assets proposed to be included within the new business are attached as exhibits to this Current Report on Form 8-K.

The process outlined by the Company in the attached materials is one of many options the Company may pursue. Neither the process described herein nor any of the other information contained in the exhibits to this Form 8-K has been endorsed or approved by the Unsecured Creditors' Committee. The financial information contained in the exhibits has not been audited. The pro forma and projected financial information contained in the exhibits was prepared solely for the Unsecured Creditors' Committee and should not be relied upon by investors.

This Form 8-K, including exhibits attached hereto, may contain statements that reflect, when made, the Company's current views with respect to current or future events and information relating to these statements. Such statements may be "forward-looking," or prospective in nature, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors are cautioned that any such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company's operations and business environment that may cause the actual results to differ materially from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company or particular business units of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the Company's ability to obtain Court approval with respect to motions in the Chapter 11 Cases prosecuted by it from time to time, including but not limited to a request for a Section 363 order from the Court; if a Section 363 order is not issued by the Court, the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 Cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the impact of the Chapter 11 Cases on the Company's liquidity or results of operations; the Company's ability to fund and execute its business plans; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract or retain customers; the outcome of various pending and/or future governmental investigations and private litigation or other proceedings brought against the Company and/or any of its affiliates or former affiliates;


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and political, legal, economic and other risks associated with the Company's international operations. As most recently disclosed in its Form 8-K filed on April 22, 2002, containing the Company's first Monthly Operating Report filed with the Court, current management of the Company believes that investors should not rely upon the last reported financial information contained in the Company's Form 10-Q filed with the SEC on November 19, 2001, or any other prior reported financial information for the fiscal years ended December 31, 1997 through December 31, 2000, and the first two quarters of fiscal 2001. The Company disclaims any intention or obligation to update or revise any forward-looking statements made in this Form 8-K, whether as a result of new information, future events or otherwise.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.1     Press Release, dated as of May 3, 2002
         99.2     Summary Business Description
         99.3     Summary Asset Information




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENRON CORP.


                                       By: /s/ Stephen F. Cooper
                                         ---------------------------------------
                                         Stephen F. Cooper
                                         Interim Chief Executive Officer and
                                         Chief Restructuring Officer


Date:  May 17, 2002


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                                  EXHIBIT INDEX


            EXHIBIT                       DESCRIPTION
            -------                       -----------
             99.1                Press Release, dated as of May 3, 2002
             99.2                Summary Business Description
             99.3                Summary Asset Information